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                                                                   Exhibit 10.11


                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of July 31, 1998, by and between American Architectural Products Corporation, a Delaware corporation (the "Company"), and Miller Capital Corporation (d/b/a The Miller Group) ("MCC").

                                    RECITALS

         WHEREAS, pursuant to Sections 5a and 5b of that certain Letter of Agreement dated as of August 16, 1996 (as amended by that certain Amendment to Letter of Agreement dated as of May __, 1997, the "Letter Agreement") by and between the Company and MCC, the Company has agreed to issue to MCC an option to acquire up to 150,000 shares of the $.001 par value common stock of the Company (the "Common Stock") and that such option will include customary "piggyback" registration rights.

         WHEREAS, the Company and MCC are, contemporaneously with the execution hereof, entering into that certain Stock Option Agreement of even date herewith (the "Option Agreement"), which more fully sets forth the terms and conditions of such option.

         WHEREAS, the Company and the MCC desire to enter into this Agreement to more fully set forth the terms and conditions of the registration rights referred to in Section 5b of the Letter Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       DEFINITIONS.

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         "Agent" means any Person authorized to act and who acts on behalf of MCC or any Holder with respect to the transactions contemplated by this Agreement or any other related documents.

         "Common Stock" means the Common Stock of the Company, par value $.001 per share.

         "Effectiveness Date" means the date upon which an offering of Registrable Securities of the Company pursuant to this Agreement is declared effective by the SEC.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Holder" has the meaning ascribed to such term in Section 2 hereof.

         "Indemnified Holder" has the meaning ascribed to such term in Section 7(a) hereof.

         "NASD" means the National Association of Securities Dealers, Inc.
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         "Other Shares" means the shares of Common Stock held by other Persons possessing rights to register such shares.

         "Person" means an individual, partnership, corporation, trust or unincorporated association, or a government agency or political subdivision thereof.

         "Piggyback Registration" has the meaning ascribed to such term in
Section 3 hereof.

         "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Transfer Restricted Securities pursuant to a Registration Statement, and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

         "Public Offering" means a public offering of equity securities by the Company registered under the Securities Act.

         "Recommended Number" means the aggregate number of Shares and Other Shares recommended by the managing underwriter to be registered.

         "Registrable Securities" means the Common Stock issued or issuable upon exercise of the Stock Options; provided that such Common Stock ceases to be Registrable Securities when such Common Stock is no longer a Transfer Restricted Security.

         "Registration Expenses" has the meaning ascribed to such term in
Section 6(a) hereof.

         "Registration Statement" means any registration statement of the Company that covers any of the Common Stock pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "SEC" means the Securities and Exchange Commission.

         "Shares" means shares of Common Stock outstanding and the shares of Common Stock issuable upon exercise of the Stock Options.

         "Stock Options" means the option to purchase 150,000 shares of the Common Sock granted by the Company to MCC pursuant to the Option Agreement (as such number of shares may be adjusted from time to time in accordance with the terms and provisions thereof).

         "Transfer Restricted Securities" means the Registrable Securities upon original issuance thereof, and at all times subsequent thereto until (i) such Registrable Securities have been effectively registered under Section 5 of the Securities Act and disposed of in accordance with the Registration Statement covering them or (ii) such Registrable Securities have been distributed to the public pursuant to Rule 144 (or any similar provisions then in force) of the Securities Act.


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         "Underwritten registration or underwritten offering" means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2.       SECURITIES SUBJECT TO THIS AGREEMENT.

         (a) Registrable Securities. The securities entitled to the benefits of this Agreement are the Registrable Securities.

         (b) Holders of Registrable Securities. A Person is deemed to be a "Holder" of Registrable Securities whenever such Person is the beneficial owner of Registrable Securities, or holds any Stock Options. The Company is entitled to treat the record holder of Registrable Securities as beneficial owner of Registrable Securities unless otherwise notified by such holder.

3.       PIGGYBACK REGISTRATION.

         (a) Right to Include Registrable Securities. If at any time the Company proposes to register, whether or not for its own account, any of its equity securities under the Securities Act, other than (i) a registration effected solely to implement an employee benefit plan, (ii) a transaction to which Rule 145 promulgated under the Securities Act is applicable, (iii) a transaction eligible to be registered on Form S-8, Form S-4 or any successor or similar form or (iv) a shelf registration under Rule 415 promulgated under the Securities Act for the purpose or registering shares to be issued in connection with acquisition transactions, and there are Transfer Restricted Securities outstanding which, at such time, cannot be sold under Rule 144(k) (or any similar provision then in force), then the Company shall give written notice of such proposed filings to the Holders of such Transfer Restricted Securities at least 20 business days before the anticipated filing date. Such notice shall offer such Holders the opportunity to register such amount of Transfer Restricted Securities as each such Holder may request (a "Piggyback Registration") and, subject to the provisions of Section 3(b) below, the Company shall include in each such Piggyback Registration all Transfer Restricted Securities with respect to which the Company has received written requests for inclusion therein within 15 business days after notice has been duly given to the applicable Holder. The Holder of Transfer Restricted Securities shall be permitted to withdraw all or any part of the Transfer Restricted Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

         (b) Priority on Piggyback Registration. The Company shall request that the managing underwriter of a proposed underwritten offering permit Holders of Transfer Restricted Securities requested to be included in the registration for such offering (in accordance with Section 3(a) above) to include all such Transfer Restricted Securities in such offering on the same terms and conditions as any other securities included therein. Notwithstanding the foregoing, if the managing underwriter of such offering advises that the number of securities such Holders, the Company and any other persons or entities having registration rights (regardless of whether such registration rights were granted prior or subsequent to the date of this Agreement) intend to include in such offering would, in such managing underwriter's judgment, have a material adverse impact on the offering, then the amount of Transfer Restricted Securities to be offered for the account of Holders of Transfer Restricted Securities, along with the securities of any other persons or entities having registration rights (regardless of whether such registration rights were granted prior or subsequent to the date of this Agreement), but excluding securities that the Company intends to include in such offering, shall be reduced pro rata to the extent


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necessary to reduce the aggregate amount of securities proposed to be registered to the aggregate amount recommended by the managing underwriter; provided, however, that the parties acknowledge and agree (i) that the Company has previously entered into agreements (collectively, the "Existing Registration Agreements") with various holders of securities of the Company providing such holders with certain registration and similar rights, (ii) that notwithstanding any contrary provision of this Agreement, to the extent any of the Existing Registration Agreements directly or indirectly provides for priority to the holders thereunder in the event that the managing underwriter requires a reduction in shares registered, the number of Transfer Restricted Securities to be offered for the account of Holders of Transfer Restricted Securities pursuant to this Agreement shall be reduced in such a manner as to preserve such priority.

4. HOLD-BACK AGREEMENTS. Each Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 hereof agrees, if requested by the managing underwriter in an underwritten offering, not to effect any public sale or distribution of securities of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the 10-day period prior to and the 180-day period beginning on (or such greater or lesser periods to which the Company and the managing underwriter may agree), the closing date of each underwritten offering made pursuant to such Registration Statement.

5. REGISTRATION PROCEDURES. In connection with the Company's obligations to file Registration Statements pursuant to Section 3 hereof, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

         (a) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any holder of Registrable Securities or any underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder necessary to keep the Registration Statement effective for a period sufficient to permit the distribution of the Registrable Securities as provided in such Registration Statement and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

         (b) upon written request of any holder of Registrable Securities, notify such holder of Registrable Securities and (if requested by such holder) confirm such advice in writing:

                  (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;


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                  (ii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; and

                  (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

         (c) if requested, furnish, without charge, to (i) counsel to the selling holders of Registrable Securities and each managing underwriter, at least one signed copy of the Registration Statement and (ii) each selling holder of Registrable Securities, at least one conformed copy of the Registration Statement, and, with respect to copies furnished pursuant to both clauses (i) and (ii) hereof, any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

         (d) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

         (e) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

         (f) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

         (g) use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities; and

         (h) use its best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed, if requested by the holders of a majority in aggregate principal amount of such Registrable Securities or the managing underwriters, if any.


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6.       REGISTRATION EXPENSES.

         (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation:

                  (i) all registration and filing fees (including with respect to filings required to be made with the NASD);

                  (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriter may reasonably designate):

                  (iii) printing, messenger, telephone and delivery expenses;

                  (iv) fees and disbursements of counsel for the Company and of one counsel for all selling shareholders (which counsel shall be selected by the Company);

                  (v) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit necessary to satisfy the requirements of the Securities Act and any "cold comfort" letters required by or incident to such performance);

                  (vi) fees and disbursements of underwriters customarily required to be paid by the issuer or selling security holders in underwritten public offerings of equity securities managed by a major bracket underwriter (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities or legal expenses of such underwriter or any other Person other than the Company or the selling holders);

                  (vii) fees and expenses of other Persons retained by the Company; and

                  (viii) NASD filing fees and expenses associated with any NASD filing required to be made in connection with the Registration Statement, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD;

(all such expenses being herein called "Registration Expenses") will be borne by the Company regardless of whether the Registration Statement becomes effective.


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         The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange or quotation system on which similar securities issued by the Company are then listed, and the fees and expenses of any Person, including special experts, retained by the Company.

7.       INDEMNIFICATION.

         (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each holder of Registrable Securities, its officers, directors, employees and Agents and each Person who controls such holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Holder") from and against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses which shall be reimbursed or paid promptly as incurred) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon written information furnished to the Company by such holder and relating to such holder expressly for use therein; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus would have corrected such untrue statement or omission in all material respects; and provided further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the Person asserting such loss, claim, damage, liability or expense who purchased such Registrable Security which is the subject thereof from such holder. This indemnity will be in addition to any liability which the Company may otherwise have. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors and employees and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

         If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from the Company, such Indemnified Holder shall promptly notify the Company in writing, and the Company may assume the defense thereof with counsel mutually satisfactory to the Company and the Indemnified Holder. Such Indemnified Holder shall have the right to employ separate counsel


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in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such Indemnified Holder unless the named parties to any such action or proceeding (including any impleaded parties) include such Indemnified Holder and the Company, and such Indemnified Holder shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified Holder which are different from or additional to those available to the Company (in which case, if such Indemnified Holder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder, it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Holder and any other Indemnified Holders, which firm shall be designated in writing by such Indemnified Holders). The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgment. Any amounts advanced to an Indemnified Holder for expenses for which the Indemnified Holder is ultimately determined by a court of competent jurisdiction not to be entitled to indemnity shall be repaid immediately to the Company.

         (b) Indemnification by Holder of Registrable Securities. Each holder of Registrable Securities agrees to indemnify and hold harmless the Company, its respective directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and any other Person ("Other Person") selling securities in a Registration Statement including Shares of such holder, and such Other Person's directors and officers, and each Person, if any, who controls such Other Person within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such holder, but only with respect to written information furnished to the Company by such holder and relating to such holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary prospectus. If any action or proceeding shall be brought against the Company, any Other Person or their respective directors, officers, or any controlling person, in respect of which indemnity may be sought against a holder of Registrable Securities, such holder shall have the rights and duties given the Company, and the Company, the Other Person and their respective directors, officers, and controlling persons shall have the rights and duties given to each holder by the preceding paragraph. The Company and the Other Persons shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished by such Persons specifically for inclusion in any Prospectus or Registration Statement.

         (c) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 7 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and each holder of Registrable Securities shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and such holder of Registrable Securities, as incurred, in such proportions that each such party is responsible for that portion represented by the percentage that


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the net offering proceeds received by such party bears to the aggregate net offering proceeds received by the Company and all holders of Registrable Securities; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls a holder of Registrable Securities within the meaning of Section 15 of the Securities Act, and each officer and director of any holder of Registrable Securities and of any such control person, shall have the same rights to contribution as such holder of Registrable Securities, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Company.

8. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

9.       MISCELLANEOUS.

         (a) No Inconsistent Agreements. The Company will not after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

         (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least two-thirds of Registrable Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by the holders of two-thirds of Registrable Securities being sold.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier (followed up with a copy sent by registered first-class mail within one business day of such telecopier transmission) or air courier guaranteeing overnight delivery:

                  (i)      if to MCC:       Miller Capital Corporation
                                            4909 East McDowell Road
                                            Phoenix, Arizona 85008
                                            Attn:  Chief Executive Officer


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      (ii)  if to the Company:   American Architectural Products Corporation
                                 755 Boardman-Canfield Road
                                 South Bridge Executive Center
                                 Bldg. G West
                                 Boardman, Ohio 44512
                                 Attn:  Chief Executive Officer

or at such other addresses as designated in writing by the recipient of the notice. All such notices and communications shall be deemed to have been duly given; at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied (provided such telecopier transmission is followed up with a copy sent by registered first-class mail as provided above); and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities.

         (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) Governing law. This agreement shall be governed by and construed in accordance with the internal laws of the state of Ohio without regard to the conflict of law rules thereof.

         (h) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities issuable pursuant to the Stock Options. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter (including, without limitation, Sections 5a and 5b of the Letter Agreement).


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         IN WITNESS WHEREOF, the parties have executed this Registration Rights
Agreement as of the date first written above.


                                 AMERICAN ARCHITECTURAL PRODUCTS CORPORATION



                                 By  /s/ Frank J. Amedia
                                     --------------------------------------
                                     Frank J. Amedia
                                     President and CEO





                                 MILLER CAPITAL CORPORATION



                                 By  /s/ Rudy R. Miller
                                     --------------------------------------
                                     Rudy R. Miller
                                     Chairman of the Board and CEO



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